UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 of 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2015

W2007 Grace Acquisition I, Inc.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-12073	26-1187149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6011 Connection Drive

Irving, TX 75039

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (972) 368-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

W2007 Grace Acquisition I, Inc. (the Company) previously filed a Current Report on Form 8-K on March 5, 2015 (the Original Form 8-K) reporting the completion of the sale of a portfolio of hotels to subsidiaries of American Realty Capital Hospitality Trust, Inc. on February 27, 2015. This Amended Current Report on Form 8-K/A is being filed solely for the purposes of amending the Original Form 8-K to include previously omitted pro forma information.

Item 9.01.	Financial Statements and Exhibits

(b)(1) Pro Forma Financial Information:

The unaudited pro forma financial information is filed as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Unaudited pro forma condensed consolidated financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W2007 Grace Acquisition I, Inc.

Date: May 1, 2015	By:	/s/ Gregory M. Fay
	Name:	Gregory M. Fay
	Title:	Chief Financial Officer, Vice President and Secretary